As filed with the Securities and Exchange Commission on August 25, 1999
                                                        Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------
                          ELECTRONICS FOR IMAGING, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                   94-3086355
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
      or organization)
                              --------------------
                                303 VELOCITY WAY
                          FOSTER CITY, CALIFORNIA 94404
                                 (650) 357-3500
 (Address,  including zip code,  and telephone  number,  including area code, of registrant's principal executive offices)

                              --------------------
                           1999 EQUITY INCENTIVE PLAN
                                 1990 STOCK PLAN
                            (Full title of the plans)

                              --------------------
                                    DAN AVIDA
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                          ELETRONICS FOR IMAGING, INC.
                                303 VELOCITY WAY
                          FOSTER CITY, CALIFORNIA 94404
                                 (650) 357-3500
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              --------------------
                                   Copies to:
                             ANDREI M. MANOLIU, ESQ.
                              BRETT D. WHITE, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                        PALO ALTO, CALIFORNIA 94306-2155
                                 (650) 843-5000

                              ---------------------

                                                CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                       Proposed Maximum Offering   Proposed Maximum Aggregate
                                       Amount to be         Price Per Share              Offering Price               Amount of
Title of Securities to be Registered    Registered                (1)                          (1)                Registration Fee
------------------------------------------------------------------------------------------------------------------------------------
Common Stock (par value $0.01)           1,600,000             $36.7284 - $57.9375           $82,134,942               $22,834

====================================================================================================================================

   (1)   Estimated  solely for the purpose of calculating the amount of the  registration  fee in accordance with Rule 457(h) of the
         Securities  Act of 1933,  as amended.  The offering  price per share and  aggregate  offering  price are based upon (a) the weighted average exercise price,  for shares subject to outstanding  options granted by Electronics for Imaging,  Inc. (the
         "Registrant")  under the  Registrant's  1990 Stock Plan or (b) the  average of the high and low prices of the  Registrant's
         Common  Stock as reported  on the Nasdaq  National  Market for August 20,  1999 for (i) shares  reserved  for future  grant pursuant to the  Registrant's  1990 Stock Plan or (ii) shares  reserved for future grant pursuant to the  Registrants  1999
         Equity Incentive Plan.

NOTES TO CALCULATION OF REGISTRATION FEE
====================================================================================================================
The chart below details the calculations of the registration fee:

            Type of Shares                  Number of Shares    Offering Price Per Share    Aggregate Offering Price
            --------------                  ----------------    ------------------------    ------------------------
Shares issuable  pursuant to outstanding             498,139       $ 36.728443 (1)(a)                    $18,295,870
options under 1990 Stock Plan

Shares   reserved  for  future  issuance             501,861       $ 57.9375   (1)(b)(i)                 $29,076,572
pursuant to the 1990 Stock Plan

Shares   reserved  for  future  issuance             600,000       $ 57.9375   (1)(b)(ii)                $34,762,500
pursuant  to the 1999  Equity  Incentive
Plan

             INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION
                       STATEMENT ON FORM S-8 NO. 333-11685

         The contents of Registration  Statement on Form S-8 No. 333-11685 filed
with  the  Securities  and  Exchange   Commission  on  September  10,  1996  are
incorporated by reference herein.
                                                       EXHIBITS

         Exhibit
         Number
         5.1      Opinion of Cooley Godward LLP.

         23.1     Consent of PricewaterhouseCoopers LLP.

         23.2     Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

         24.1     Power of Attorney is contained on the signature page.

         99.1     Registrant's 1999 Equity Incentive Plan.*

         99.2     Form of Stock Option Agreement used in connection with the 1999 Equity Incentive Plan.

         99.3     Registrant's 1990 Stock Plan.

* Filed as an exhibit to the  Registrant's  Quarterly  Report on Form 10-Q for the  quarter  ended March 31, 1999 (File
No. 000-18805) and  incorporated  herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Foster City, State of California, on August 24, 1999.

                                        ELECTRONICS FOR IMAGING, INC.



                                        By:
                                            -----------------------------------
                                            Dan Avida
                                            Chief Executive Officer and Chairman
                                            of the Board


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Dan Avida and Eric Saltzman, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                             Title                                             Date
--------------------------            Chairman of the Board and Chief       August 24, 1999
(Dan Avida)                           Executive Officer
                                      (Principal Executive Officer)

--------------------------            Chief Financial Officer               August 24, 1999
(Eric Saltzman)                       (Principal Financial and Accounting
                                      Officer)

--------------------------            Director                              August 24, 1999
(Gill Cogan)

--------------------------            Director                              August 24, 1999
(Dan Maydan)



--------------------------            Director                              August 24, 1999
(Jean-Louis Gassee)

--------------------------            Director                              August 24, 1999
(Thomas I. Unterberg)

                                 EXHIBITS INDEX

Exhibit
Number                             Description

5.1            Opinion of Cooley Godward LLP

23.1           Consent of PricewaterhouseCoopers LLP

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1           Power of Attorney is contained on the signature page

99.1           Registrant's 1999 Equity Incentive Plan*

99.2 Form of Stock Option Agreement used in connection with 1999 Equity Incentive Plan

99.3           Registrant's 1990 Stock Plan.

* Filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 (File No. 000-18805) and incorporated herein by reference.